UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2015 (November 13, 2015)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Exact name of registrant as specified in charter)

Maryland	333-185336	26-3455189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 467-2222
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a)

On November 10, 2015, Hartman Short Term Income Properties XX, Inc. (the “Company”) through Hartman One Technology Center LLC, or “One Technology LLC,” a wholly-owned subsidiary of our operating partnership, acquired a fee simple interest in a 14 story office building containing approximately 196,348 square feet of office space located in northwest San Antonio, Texas, commonly known as One Technology Center.

(b)

Financial Statements of Business Acquired.

One Technology Center Property

Report of Independent Registered Public Accounting Firm.

Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2015 (unaudited) and the Year Ended December 31, 2014.

Notes to the Statements of Revenues Over Certain Operating Expenses.

(c)

 Pro Forma Financial Information

Hartman Short Term Income Properties XX, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Consolidated Financial Statements.

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2014.

Notes to the Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2014.

Unaudited Pro Forma Statement of Operation for the Nine Months Ended September 30, 2015.

Notes to the Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2015.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Hartman Short Term Income Properties XX, Inc. (the “Company”)

We have audited the accompanying statement of revenues over certain operating expenses (the Historical Summary) of One Technology Center for the year ended December 31, 2014. The Historical Summary is the responsibility of the One Technology Center’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hartman Short Term Income Properties XX, Inc.) as described in Note 2 to the Historical Summary and is not intended to be a complete presentation of the One Technology Center’s revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues over certain operating expenses of the One Technology Center for the year ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

/s/ Weaver and Tidwell, L.L.P. WEAVER AND TIDWELL, L.L.P.
Houston, Texas
January 25, 2016

ONE TECHNOLOGY CENTER
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended September 30, 2015	Year Ended December 31, 2014
	(Unaudited)
Revenues:
Rental income	$ 2,581,532	$ 3,396,433
Tenant reimbursements and other	208,794	269,457

Total revenues	$ 2,790,326	$ 3,665,890

Certain operating expenses:
Operating, maintenance and management	$ 1,106,688	$ 1,611,145
Real estate taxes and insurance	418,780	503,712
General and administrative expenses	20,379	31,612

Total certain operating expenses	$ 1,545,847	$ 2,146,469

Revenues over certain operating expenses	$ 1,244,479	$ 1,519,421

See accompanying notes to statements of revenues over certain operating expenses.

ONE TECHNOLOGY BUSINESS PARK

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

1.  DESCRIPTION OF REAL ESTATE PROPERTY

On November 10, 2015, Hartman Short Term Income Properties XX, Inc. (the “Company”) through Hartman One Technology Center LLC, or “One Technology LLC,” a wholly-owned subsidiary of our operating partnership, acquired a fee simple interest in a 14 story office building containing approximately 196,348 square feet of office space located in northwest San Antonio, Texas, commonly known as One Technology Center.

One Technology Center was built in 1984.  One Technology Center was approximately 85% occupied by 7 tenants plus 4 rooftop tenants as of November 10, 2015.

One Technology LLC acquired One Technology Center from an unrelated third party seller, for a purchase price of $19,575,000, exclusive of closing costs.  One Technology LLC financed the payment of the purchase price for the One Technology Center with (1) proceeds from the Company’s ongoing public offering and (2) a loan in the aggregate principal amount of $13,200,000

An acquisition fee of approximately $489,375 was earned by Hartman Advisors LLC, our affiliated external advisor, in connection with the purchase of One Technology Center.

Four tenants occupy more than 10% of One Technology Center.  The GSA-Veterans Administration, Galen College of Nursing, Board of Regents of the University of Texas System and Billing Services Group North America, occupy approximately 77% of One Technology Center and account for approximately 91% of the current annual base rent.

.

2.  BASIS OF PRESENTATION

The accompanying Statements of Revenues over Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities and Exchange Commission, and is not intended to be a complete presentation of the One Technology Center’s revenues and expenses.  The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenue and certain operating expenses during the reporting period.  Excluded items include interest, depreciation and amortization, and certain general and administrative expenses. Actual results may differ from those estimates.

The Historical Summary for the Nine Months ended September 30, 2015 and the year ended December 31, 2014 have been prepared in accordance with accounting principles generally accepted in the United States; however, they do not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.  The One Technology Center is owned by Hartman One Technology LLC.  For the period from November 10, 2015, the date the One Technology Center was acquired, to December 31, 2015, One Technology LLC will be reported as a consolidated subsidiary of the Company.

3.  SIGNIFICANT ACCOUNTING POLICIES

Revenue

Leases are accounted for as operating leases and minimum rental income is recognized as due under the terms of the respective leases.  Certain leases provide for tenant occupancy during periods for which no rent is due and/or for increases or decreases in the minimum lease payments over the term of the leases.  Rental income is recognized on a straight-line basis over the terms of the individual leases.  Revenue recognition under a lease begins when the tenant takes possession of or controls the physical use of the leased space.  Cost recoveries from tenants are included in tenant reimbursements and other revenues in the period the related costs are incurred.

ONE TECHNOLOGY BUSINESS PARK

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

Certain Operating Expenses

Certain operating expenses include those expenses expected to be comparable to the proposed future operations of the One Technology Center.  Repairs and maintenance are charged to operations as incurred.  Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

4.  FUTURE MINIMUM LEASE INCOME

The weighted average remaining lease terms for the tenant occupying the One Technology Center was 3.0 years as of December 31, 2014.  Minimum rents to be received from the tenant under non-cancellable operating leases, exclusive of tenant expense reimbursements, as of December 31, 2014 were as follows:

Years ending December 31,	Minimum Future Rents
2015	$3,449,711
2016	3,828,894
2017	2,251,007
2018	1,917,840
2019	340,269
Thereafter	43,498
Total	$11,831,219

Three tenants comprised 10% or more of annualized base rental income of the One Technology Center as of December 31, 2014, GSA-Veterans Administration 34.9%, Galen College of Nursing 31.4%, and Board of Regents of the University of Texas System 23.4%. Starting August 1, 2015, Billing Services Group became a tenant. As a result, four tenants comprised 10% or more of annualized base rental income as of 9/30/2015: GSA-Veterans Administration 28.8%, Galen College of Nursing 26.0%, Board of Regents 20.2%, and Billing Services 15.6%.

5.  COMMITMENTS AND CONTINGENCIES

Litigation

One Technology LLC may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the One Technology Center’s results of operations.

Environmental Matters

In connection with the ownership and operation of real estate, One Technology LLC may be potentially liable for costs and damages related to environmental matters.  One Technology LLC has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the One Technology Center’s results of operations.

6.  SUBSEQUENT EVENTS

Subsequent to December 31, 2014 and through January 25, 2016, management did not identify any subsequent events requiring additional disclosure other than as disclosed in these notes to the statements of revenues over certain operating expenses.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC. AND SUBSIDIARIES

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following pro forma information should be read in conjunction with the balance sheet of the Company as of December 31, 2014 and September 30, 2015, and the related statements of operations, equity, and cash flows for the year ended December 31, 2014 and for the nine months ended September 30, 2015 and the notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 30, 2015 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 filed with the SEC on November 16, 2015.

The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014 have been prepared to give effect to the acquisition of the One Technology Center, based on the revenues and certain operating expenses presented in the Historical Summary, as if the acquisition occurred on January 1, 2014.  In the opinion of management, no other pro forma adjustments are required.

These unaudited pro forma consolidated financial statements are prepared for information purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the One Technology Center occurred on January 1, 2014.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	One Technology Center (b)	Adjustments and eliminations		Pro Forma Total
Revenues
Rental revenues	$ 10,080,921	$ 3,396,433	$ -		$ 13,477,354
Tenant reimbursements and other revenues	2,085,509	269,457	-		2,354,966
Total revenues	12,166,430	3,665,890	-		15,832,320

Expenses
Property operating expenses	3,063,279	1,611,145	-		4,674,424
Asset management and acquisition fees	1,950,177	-	636,188	(c)	2,586,365
Organization and offering costs	463,655	-	-		463,655
Real estate taxes and insurance	2,015,312	503,712	-		2,519,024
Depreciation and amortization	6,625,755	-	3,401,678	(d)	10,027,433
General and administrative	758,971	31,612	-		790,583
Interest expense	1,704,146	-	561,000	(e)	2,265,146
Total expenses	16,581,295	2,146,469	4,598,866		23,326,630

Net (loss) income	$ (4,414,865)	$ 1,519,421	$ (4,598,866)		$ (7,494,310)

Basic and diluted loss per common share:
Loss attributable to common stockholders	$ (0.63)				$ (1.07)
Weighted average number of common shares outstanding, basic and diluted	7,035,337				7,035,337

See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)

Historical financial information for the year ended December 31, 2014 is derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

(b)

Represents items of revenue and certain operating expenses for the One Technology Center for the year ended December 31, 2014.

(c)

Pro forma asset management fees payable to Hartman Advisors LLC, represent (i) asset management fees at the rate of 0.75% per annum multiplied by the $19,575,000 acquisition cost, and (ii) an acquisition fee (applicable only in the year the property is acquired or assumed to be acquired) of 2.50% multiplied by the acquisition cost of $19,575,000.

(d)

Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

(e)

Pro forma interest expense assumes the $13,200,000 acquisition indebtedness incurred in connection with the One Technology Center purchase was effective January 1, 2014 with an annual interest only rate of 4.25% per annum.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2015

		Pro Forma Adjustments
	Hartman Short Term Income Properties XX, Inc. (a)	One Technology Center (b)	Adjustments and eliminations		Pro Forma Total
Revenues
Rental revenues	$ 15,040,836	$ 2,581,532	$ -		$ 17,622,368
Tenant reimbursements and other revenues	2,401,215	208,794	-		2,610,009
Total revenues	17,442,051	2,790,326	-		20,232,377

Expenses
Property operating expenses	4,945,214	1,106,688	-		6,051,902
Asset management and acquisition fees	1,958,079	-	110,109	(c)	2,068,188
Organization and offering costs	652,671	-	-		652,671
Real estate taxes and insurance	2,522,379	418,780	-		2,941,159
Depreciation and amortization	9,522,682	-	2,551,258	(d)	12,073,940
General and administrative	959,148	20,379	-		979,527
Interest expense	2,338,433	-	420,750	(e)	2,759,183
Total expenses	22,898,606	1,545,847	3,082,117		27,526,570

Net (loss) income	$ (5,456,555)	$ 1,244,479	$ (3,082,117)		$ (7,294,193)

Basic and diluted loss per common share:
Loss attributable to common stockholders	$ (0.54)				$ (0.73)
Weighted average number of common shares outstanding, basic and diluted	10,050,349				10,050,349

See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)

Historical financial information for the nine months ended September 30, 2015 is derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

(b)

Represents items of revenue and certain operating expenses for the One Technology Center for the nine months ended September 30, 2015.

(c)

Pro forma asset management fees payable to Hartman Advisors LLC at the rate of 0.75% per annum multiplied by the $19,575,000 acquisition cost.

(d)

Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

(e)

Pro forma interest expense assumes the $13,200,000 acquisition indebtedness incurred in connection with the One Technology Center purchase was effective January 1, 2015 with an annual interest only rate of 4.25% per annum.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.

(Registrant)

Date: January 25, 2016

By:  /s/ Louis T. Fox, III

Louis T. Fox, III

Chief Financial Officer